                                                                 CONFORMED COPY

                  AMENDMENT (this "Amendment"), dated as of October 30, 1998, to the FIVE YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT AGREEMENT dated as of October 2, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among CENDANT CORPORATION, a Delaware corporation (the "Borrower"), the financial institutions parties thereto (the "Lenders"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent for the Lenders (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:


                  WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended and waived as set forth herein, and;

                  WHEREAS, the Lenders are willing to agree to such amendments and waivers on the terms set forth herein;

                  NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:

                  1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  2. Amendments to Section 1.

                  (a) Section 1 of the Credit Agreement is amended by adding the following definition in alphabetical order:

                  "October Amendment Date" shall mean the Effective Date as defined in the Amendment to this Agreement dated as of October 30, 1998.

                  (b) Section 1 of the Credit Agreement is amended by deleting the definition of "Avis" therefrom in its entirety.

                  (c) Section 1 of the Credit Agreement is amended by adding the following to the definition of "Consolidated EBITDA" immediately after clause (vii) thereof:

                  minus (viii) any cash expenditures during such period to the extent such cash expenditures (x) did not reduce Consolidated Net Income and (y) were applied against reserves that constituted non-cash items which reduced Consolidated Net Income during prior periods,

                  (d) Section 1 of the Credit Agreement is amended by adding at the end of the first sentence of "Consolidated Interest Expense" the following:

                                                                              2
                                                                            5YR


                  minus, without duplication, any interest income of the Borrower and its Consolidated Subsidiaries on a consolidated basis during such period.

                  (e) Section 1 of the Credit Agreement is amended by deleting clause (ii) from the definition of "Consolidated Net Income" and substituting therefor the phrase "(ii) [INTENTIONALLY OMITTED]".

                  (f) Section 1 of the Credit Agreement is amended by deleting the phrases "Avis and its Subsidiaries and" and "Avis and" each time they appear in the definition of the term "Consolidated Total Indebtedness".

                  (g) Section 1 of the Credit Agreement is amended by deleting from the definition of "GAAP" the phrase "Merger Effective Date" and substituting therefor the phrase "October Amendment Date".

                  (h) Section 1 of the Credit Agreement is amended by amending and restating the definition of "Merger Effective Date" in its entirety to read as follows:

                  "Merger Effective Date" shall mean December 18, 1997.

                  (i) Section 1 of the Credit Agreement is amended by deleting the phrase "Avis and its Subsidiaries and" from the definition of "Subsidiary".

                  3. Amendment to Section 2.9. Section 2.9 of the Credit Agreement is amended by adding at the end of paragraph (b) the phrase "plus the applicable margin, if any, for ABR Loans from time to time in effect pursuant to Section 2.22".

                  4. Amendment to Section 2.22. Section 2.22 of the Credit Agreement is amended by deleting such Section and substituting therefor the following:

                  SECTION 2.22  Certain Pricing Adjustments.

                  The Facility Fee and the applicable LIBOR Spread in effect from time to time shall be determined in accordance with the following table:

                                                                              3
                                                                            5YR




S&P/Moody's Rating Equivalent
of the Borrower's Senior            Facility Fee     Applicable LIBOR Spread
Unsecured Long-Term Debt          (In Basis Points)     (In Basis Points)
------------------------           ---------------       ---------------
A/A2 or better                           10.0                  27.5

A-/A3                                    12.5                  37.5

BBB+/Baa1                                15.0                  47.5

BBB/Baa2                                 17.5                  57.5

BBB-/Baa3                                22.5                  65.0

BB+/Ba1 or lower                         37.5                 112.5


                  In the event the S&P rating on the Borrower's senior unsecured long-term debt is not equivalent to the Moody's rating on such debt, the lower rating will determine the Facility Fee and applicable LIBOR Spread. In the event that the Borrower's senior unsecured long-term debt is rated by only one of S&P and Moody's, then that single rating shall be determinative. In the event that the Borrower's senior unsecured long-term debt is not rated by either S&P or Moody's, then the Facility Fee and the applicable LIBOR Spread shall be deemed to be calculated as if the lowest rating category set forth above applied. Any increase in the Facility Fee or the applicable LIBOR Spread determined in accordance with the foregoing table shall become effective on the date of announcement or publication by the Borrower or either such rating agency of a reduction in such rating or, in the absence of such announcement or publication, on the effective date of such decreased rating, or on the date of any request by the Borrower to either of such rating agencies not to rate its senior unsecured long-term debt or on the date either of such rating agencies announces it shall no longer rate the Borrower's senior unsecured long-term debt. Any decrease in the Facility Fee or applicable LIBOR Spread shall be effective on the date of announcement or publication by either of such rating agencies of an increase in rating or in the absence of announcement or publication on the effective date of such increase in rating. The applicable margin for ABR Loans shall be 1% less than the applicable LIBOR Spread (but not less than 0%).

                  5. Amendment to Section 2.24. Section 2.24 of the Credit Agreement is amended by adding the following at the end thereof:

                  (l) Notwithstanding the other provisions of this Agreement, the Borrower may request that the Issuing Lender issue the RAC Letter of Credit on or prior to April 15, 1999 as long as, after giving effect thereto, the sum of the then current L/C Exposure plus the aggregate Loans then outstanding does not exceed the Total Commitment. The RAC Letter of Credit shall be a Letter of Credit issued under this Agreement provided that:

                                                                              4
                                                                            5YR



                           (i) The RAC Letter of Credit may be denominated in
                  United Kingdom Pounds Sterling as long as at the time of issuance the Dollar Equivalent of the face amount of the RAC Letter of Credit does not exceed $750,000,000.

                           (ii) The RAC Letter of Credit shall be deemed not to
                  be a utilization of the $100,000,000 available sublimit for the issuance of the Letters of Credit under Section 2.24(a).

                           (iii) The Borrower's reimbursement obligations and
                  other payment obligations with respect to the RAC Letter of Credit (including reimbursement obligations under paragraphs
                  (e) and (f) of this Section 2.24) shall be denominated in Dollars and shall be calculated on the basis of the Dollar Equivalent of the amount of any drawing under the RAC Letter of Credit or the face amount of the RAC Letter of Credit or any other amount with respect to the RAC Letter of Credit denominated in United Kingdom Pounds Sterling. Each Lender's funding and reimbursement obligations in respect of any drawing shall be in Dollars and shall be based on the Dollar Equivalent of the amount of such drawing calculated on the date of the such drawing.

                           (iv) The L/C Exposure with respect to the RAC Letter
                  of Credit shall be equal to the Dollar Equivalent of the face amount thereof and the Dollar Equivalent of all drafts thereunder which have been presented and not yet paid or paid but not reimbursed.

                           (v) The Borrower, in coordination with the
                  Administrative Agent, will implement and maintain internal controls with the object of preventing the aggregate amount of the Loans, Letters of Credit (other than the RAC Letter of Credit) and the Dollar Equivalent of the RAC Letter of Credit ("Total Exposure") from exceeding the Total Commitment. If, at any time, the Total Exposure exceeds the Total Commitment, then the Borrower shall immediately repay Loans, repay reimbursement obligations in respect of Letters of Credit and/or cause Letters of Credit to be cancelled or the amount thereof to be reduced, as shall be necessary to cause the Total Exposure to no longer exceed the Total Commitment.

                           (vi) Each Lender confirms that, in accordance with
                  Sections 2.24(a)(ii) and (d), it will purchase a participating interest in the RAC Letter of Credit upon the issuance thereof.

                           (vii) As used in this Section 2.24 the following
                  terms have the following meaning:

                                    "Dollar Equivalent" shall mean with respect
                           to any amount in respect of the RAC Letter of Credit denominated in United Kingdom Pounds Sterling, at any date of determination thereof, an amount in Dollars equivalent to such amount calculated on the basis of the Spot Rate of Exchange.

                                                                              5
                                                                            5YR


                                    "RAC Letter of Credit" shall mean a letter
                           of credit to be issued for the account of the Borrower by The Chase Manhattan Bank, London Branch to support the Borrower's payment obligations in respect of the RAC Loan Notes.

                                    "Spot Rate of Exchange" shall mean, with
                           respect to United Kingdom Pounds Sterling, at any date of determination thereof, the spot rate of exchange in New York that appears on the display page applicable to United Kingdom Pounds Sterling on the Dow Jones System Incorporated Service (or such other page as may replace such page on such service for the purpose of displaying the spot rate of exchange in New York); provided that if there shall at any time no longer exist such a page on such service, the spot rate of exchange shall be determined by reference to another similar rate publishing service selected by the Administrative Agent and, if no such similar rate publishing service is available, by reference to the published rate of the Administrative Agent in effect at such date for similar commercial transactions. Any determination by the Administrative Agent of the Spot Rate of Exchange shall be conclusive. Notwithstanding the foregoing, for purposes of calculating the fronting fee described in Section 2.24(f)(i)(c) and the commission described in
                           Section 2.24(f)(ii) for any period, the Spot Rate shall be deemed to be the Spot Rate reasonably determined from time to time by the Administrative Agent and may be fixed from time to time by the Administrative Agent to facilitate calculation of such amounts.

                  6. Amendment to Section 3.4. Section 3.4 of the Credit Agreement is amended by deleting such Section and substituting therefor the following:

         SECTION 3.4  Financial Statements of Borrower.

                           The (a) revised audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries as of December 31, 1996 and December 31, 1997, and (b) unaudited consolidated balance sheets of the Borrower and its Consolidated Subsidiaries as of March 31, 1998 and June 30, 1998, together with the related unaudited statements of income, shareholders' equity and cash flows for such periods, fairly present the financial condition of the Borrower and its Consolidated Subsidiaries as at the dates indicated and the results of operations and cash flows for the periods indicated in conformity with GAAP subject to normal year-end adjustments in the case of the March 31, 1998 and June 30, 1998 financial statements.

                  7. Amendment to Section 3.5. Section 3.5 of the Credit Agreement is amended by deleting such Section and substituting therefor the following:

         There has been no material adverse change in the business, assets, operations, or condition, financial or otherwise, of the Borrower and its Subsidiaries taken as a

                                                                              6
                                                                            5YR


whole from that disclosed in the revised audited consolidated financial statements (including the footnotes thereto) of the Borrower referred to in
Section 3.4 for its 1997 fiscal year; provided, however, that the foregoing representation is made solely as of the October Amendment Date.

                  8. Amendment to Section 3.6. Section 3.6 of the Credit Agreement is amended by deleting the phrase "Merger Effective Date" and substituting therefor the phrase "October Amendment Date".

                  9. Amendment to Section 3.8. Section 3.8 of the Credit Agreement is amended by deleting the phrase "Merger Effective Date" and substituting therefor the phrase "October Amendment Date".

                  10. Amendment to Section 3.10. Section 3.10 of the Credit Agreement is amended by deleting the phrase "G,".

                  11. Amendment to Section 3.14. Section 3.14 of the Credit Agreement is amended by deleting the phrase "Merger Effective Date" and substituting therefor the phrase "October Amendment Date".

                  12. Amendment to Section 3.15. Section 3.15 of the Credit Agreement is amended by (a) deleting each reference to the phrase "Merger Effective Date" and substituting therefor the phrase "October Amendment Date" and (b) deleting the phrase "September 1996" and substituting therefor the phrase "October 1998".

                  13. Amendment to Section 6.1. Section 6.1 of the Credit Agreement is amended by deleting from paragraph (a) the phrase "date hereof" each time it appears and substituting therefor the phrase "October Amendment Date".

                  14. Amendment to Section 9. Section 9 of the Credit Agreement is amended by adding the following at the end thereof:

         SECTION 9.15.  Judgment.

                  (a) If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in one currency into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding the day on which final judgment is given.

                  (b) The obligations of the Borrower in respect of this Agreement and any Note due to any party hereto or any holder of any bond shall, notwithstanding any judgment in a currency (the "judgment currency") other than the currency in which the sum originally due to such party or such holder is denominated (the "original currency"), be discharged only to the extent that on the Business Day following receipt by such party or such holder (as the case may be) of any sum adjudged to be

                                                                              7
                                                                            5YR


         so due in the judgment currency such party or such holder (as the case may be) may in accordance with normal banking procedures purchase the original currency with the judgment currency; if the amount of the original currency so purchased is less than the sum originally due to such party or such holder (as the case may be) in the original currency, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such party or such holder (as the case may be) against such loss, and if the amount of the original currency so purchased exceeds the sum originally due to any party to this Agreement or any holder of Notes (as the case may be), such party or such holder (as the case may be), agrees to remit to such Borrower, such excess. This covenant shall survive the termination of this Agreement and payment of the Loans and all other amounts payable hereunder.

                  15. Amendments to Schedules 3.6, 6.1 and 6.5. Schedules 3.6,
6.1 and 6.5 of the Credit Agreement are hereby amended by replacing such Schedules with new Schedules 3.6, 6.1 and 6.5 in the forms of Schedules 3.6,
6.1 and 6.5, respectively, attached to this Amendment.

                  16. Effective Date. This Amendment shall become effective on the date (the "Effective Date") on which:

                  (a) the Borrower, the Administrative Agent and the Required Lenders under each Credit Agreement shall have duly executed and delivered to the Administrative Agent this Amendment; and

                  (b) the Lenders shall have received the (i) revised audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries as of December 31, 1997 and December 31, 1996, as adjusted for the accounting irregularities disclosed in the Borrower's amended 1997 Form 10K/A filed with the Securities and Exchange Commission and (ii) unaudited consolidated financial statements of the Borrower and its Consolidated Subsidiaries as of March 31, 1998 and June 30, 1998.

                  17. Representations and Warranties. The Borrower hereby represents and warrants that (a) each of the representations and warranties in
Section 3 of each Credit Agreement shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Effective Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

                  18. No Other Amendments; Confirmation. Except as expressly amended hereby, the provisions of the Credit Agreement and each of the Fundamental Documents are and shall remain in full force and effect.

                  19. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                                                                              8
                                                                            5YR


                  20. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

                                                                              9
                                                                            5YR


         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                                                     CENDANT CORPORATION


                                           By: /s/ Michael Monaco
                                               --------------------------------
                                               Name:  Michael Monaco
                                               Title: Chief Financial Officer


                                           THE CHASE MANHATTAN BANK, as
                                           Administrative Agent and as a Lender


                                           By: /s/ Carol A. Ulmer
                                               --------------------------------
                                               Name:  Carol A. Ulmer
                                               Title: Vice President


                                           ABN-AMRO BANK N.V. NEW YORK
                                           BRANCH



                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:


                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:

                                                                             10
                                                                            5YR


                                                 BANK OF AMERICA NT&SA



                                                 By: /s/ Steve A. Aronowitz
                                                    ---------------------------
                                                  Name:  Steve A. Aronowitz
                                                  Title: Managing Director


                                                 BANK OF MONTREAL


                                                 By: /s/ Brian L. Banke
                                                    ---------------------------
                                                  Name:  Brian L. Banke
                                                  Title: Director


                                                 THE BANK OF NEW YORK



                                                 By: /s/ Eliza S. Adams
                                                    ---------------------------
                                                  Name:  Eliza S. Adams
                                                  Title: Vice President


                                                 THE BANK OF NOVA SCOTIA



                                                 By: /s/ S. Lockhart
                                                    ---------------------------
                                                  Name:  S. Lockhart
                                                  Title: Vice President

                                                 BANK OF TOKYO-MITSUBISHI TRUST
                                                 COMPANY



                                                 By: /s/ William DiNicola
                                                    ---------------------------
                                                  Name:  William DiNicola
                                                  Title: Vice President

                                                                             11
                                                                            5YR


                                                PARIBAS


                                                By: /s/ Russell Pomerantz
                                                   ----------------------------
                                                 Name:  Russell Pomerantz
                                                 Title: Vice President



                                                By: /s/ Sean Reddington
                                                   ----------------------------
                                                 Name:  Sean Reddington
                                                 Title: Vice President


                                                BAYERISCHE LANDESBANK
                                                GIROZENTRALE
                                                 CAYMAN ISLANDS BRANCH



                                                By:
                                                   ----------------------------
                                                 Name:
                                                 Title:


                                                BAYERISCHE HYPO-UND VEREINSBANK
                                                      AG, NEW YORK BRANCH


                                                By:
                                                   ----------------------------
                                                 Name:
                                                 Title:


                                                By:
                                                   ----------------------------
                                                 Name:
                                                 Title:

                                                                             12
                                                                            5YR


                                          CIBC INC.


                                          By: /s/ Gerald Girardi
                                             ----------------------------------
                                             Name:  Gerald Girardi
                                             Title: Executive Director


                                          CITIBANK, N.A.


                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:


                                          COMERICA BANK



                                          By: /s/ Kimberly S. Kersten
                                             ----------------------------------
                                            Name:  Kimberly S. Kersten
                                            Title: Vice President


                                          CREDIT LYONNAIS NEW YORK BRANCH



                                          By: /s/Vladimir Labun
                                             ----------------------------------
                                            Name:  Vladimir Hurst
                                            Title: First Vice President-Manager

                                                                             13
                                                                            5YR


                                                   CREDIT SUISSE FIRST BOSTON



                                                   By: /s/ Bill O'Daly
                                                      -------------------------
                                                     Name:  Bill O'Daly
                                                     Title: Vice President



                                                   By: /s/ Kristin Lepri
                                                      -------------------------
                                                     Name:  Kristin Lepri
                                                     Title: Associate


                                                   DG BANK DEUTSCHE
                                                   GENOSSENSCHAFTSBANK, CAYMAN
                                                   ISLAND BRANCH



                                                   By:
                                                      -------------------------
                                                    Name:
                                                    Title:



                                                   By:
                                                      -------------------------
                                                    Name:
                                                    Title:


                                                   FIRST AMERICAN NATIONAL BANK


                                                   By:
                                                      -------------------------
                                                    Name:
                                                    Title:

                                                   FIRST HAWAIIAN BANK



                                                   By:
                                                      -------------------------
                                                    Name:
                                                    Title:

                                                                             14
                                                                            5YR


                                             THE FIRST NATIONAL BANK OF BOSTON


                                             By:
                                                -------------------------------
                                              Name:
                                              Title:

                                             THE FIRST NATIONAL BANK OF CHICAGO


                                             By:
                                                -------------------------------
                                              Name:
                                              Title:

                                             FIRST NATIONAL BANK OF MARYLAND


                                             By:
                                                -------------------------------
                                              Name:
                                              Title:

                                             FIRST UNION NATIONAL BANK


                                             By:
                                                -------------------------------
                                              Name:
                                              Title:

                                             FLEET NATIONAL BANK


                                             By:
                                                -------------------------------
                                              Name:
                                              Title:

                                             THE FUJI BANK, LIMITED
                                              NEW YORK BRANCH


                                             By:
                                                -------------------------------
                                              Name:
                                              Title:

                                                                             15
                                                                            5YR




                                             THE INDUSTRIAL BANK OF JAPAN,
                                             LIMITED
                                              NEW YORK BRANCH


                                             By: /s/ Christian Giordano
                                                 ------------------------------
                                               Name:  Christine Gioardano
                                               Title: Vice President

                                             MELLON BANK, N.A.


                                             By: /s/ Donald G. Cassidy, Jr.
                                                 ------------------------------
                                               Name:  Donald G. Cassidy, Jr.
                                               Title: First Vice President

                                             MORGAN GUARANTY TRUST COMPANY OF
                                              NEW YORK


                                             By:
                                                -------------------------------
                                              Name:
                                              Title:

                                             THE NORTHERN TRUST COMPANY



                                             By:
                                                -------------------------------
                                              Name:
                                              Title:

                                             PNC BANK, N.A.


                                             By: /s/ Michael Nardo
                                                 ------------------------------
                                              Name:  Michael Nardo
                                              Title: Vice President

                                                                             16
                                                                            5YR


                                             ROYAL BANK OF CANADA



                                             By: /s/ Sheryl L. Greenberg
                                                 ------------------------------
                                              Name:  Sheryl L. Greenberg
                                              Title: Senior Manager

                                             THE SAKURA BANK, LIMITED


                                             By: /s/ Yasumasa Kikuchi
                                                 ------------------------------
                                              Name:  Yasumasa Kikuchi
                                              Title: Senior Vice President

                                             THE SANWA BANK, LIMITED



                                             By:
                                                -------------------------------
                                              Name:
                                              Title:

                                             THE SUMITOMO BANK, LIMITED,
                                              NEW YORK BRANCH



                                             By: /s/ J. Bruce Meredith
                                                 ------------------------------
                                              Name:  J. Bruce Meredith
                                              Title: Senior Vice President

                                             SUMMIT BANK


                                             By:
                                                -------------------------------
                                              Name:
                                              Title:

                                                                             17
                                                                            5YR


                                             THE TOKAI BANK LIMITED NEW YORK
                                             BRANCH


                                             By: /s/ Shinichi Nakatani
                                                -------------------------------
                                              Name:  Shinichi Nakatani
                                              Title: Assistant General Manager


                                             UNITED STATES NATIONAL BANK OF
                                             OREGON


                                             By:
                                                -------------------------------
                                              Name:
                                              Title:

                                             WESTDEUTSCHE LANDESBANK
                                             GIROZENTRALE, NEW YORK BRANCH



                                             By: /s/ Cynthia M. Niesen
                                                -------------------------------
                                              Name:  Cynthia M. Niesen
                                              Title: Managing Director


                                             By: /s/ Walter T. Duffy III
                                                -------------------------------
                                              Name:  Walter T. Duffy III
                                              Title: Associate


                                             BANKERS TRUST COMPANY

                                             By: /s/ James Reilly
                                                 ------------------------------
                                               Name:  James Reilly
                                               Title: Vice President

                                                                   Schedule 6.1


                      Existing Indebtedness and Guarantees


Lease Agreement dated 11/29/91 between Days Inns of America, Inc. and John Hancock Life Insurance Company in the amount of $373,970.

Lease Agreement dated 8/1/93 between Coldwell Banker Corporation and Pitney Bowes in the amount of $22,805.

Lease Agreement dated 6/1/95 between Coldwell Banker Corporation and Xerox Corporation in the amount of $652,331.

Unsecured borrowings by Coldwell Banker Corporation from Wells Fargo Bank in principal amount of $27,000,000.

Prior to March 31, 1999, $100 million Credit Facility dated March 27, 1998 between Hebdo Mag Inc., the lenders thereto and the Canadian Imperial Bank of Commerce.

                                                                   Schedule 6.5


                                 Existing Liens


      Liens in connection with leases of office equipment incurred in the ordinary course of business.